                                                                   EXHIBIT 99.2


                         ROBERTS REALTY INVESTORS, INC.
                                NET ASSET VALUE
                                   JUNE 2001

                Creating Communities for Superior Lifestyles(TM)

              Our business plan and growth strategy remain focused on a simple, clear and conservative philosophy . . . create cash flow and capital appreciation by building and managing
                   new apartment homes of the highest quality
               and value in excellent high-growth neighborhoods.

TO OUR SHAREHOLDERS:

     In today's uncertain world of lower stock prices and declining profits, we believe it is important to continually update you on what we estimate our net asset value to be and how we arrived at our current 2001 net asset value of $12.07 per share. In contrast to many companies today that are either restructuring or struggling just to survive, we continue to manage our business conservatively by staying focused on our business plan and growth strategy. As a result of our conservative operating philosophy, we have been able to increase our net asset value while also increasing the amount of distributions paid to our shareholders.

     During the past four years, we sold five of our apartment communities, each for net asset value or greater, which indicates we have been conservative with our estimate of net asset value. We sold Autumn Ridge in August 1997 and Windsong in January 1998 because they were our oldest and least desirable assets and we wanted to redeploy the equity from these two properties into newer, faster growing apartment communities. Bentley Place was sold in August 1999 because of its location in an area that was declining. We sold Ivey Brook in June 2000 and Rosewood Plantation in January 2001 because of their small size, which made them less efficient to operate than our larger, newer communities.

     These five property sales accomplished two important goals. First, we were able to reposition and upgrade our portfolio of apartment homes, which has made your company stronger and more valuable with increasing cash flow. Second, we paid two special distributions totaling $0.75 per share, which was part of our previously announced strategy to maximize shareholder value. We sold Bentley Place and paid a distribution of $0.50 per share from the sales proceeds. We continued this strategy with the sale of Ivey Brook by paying a distribution of $0.25 per share in July 2000. As the table below shows, we have paid dividends and distributions totaling $3.46 per share since 1996 while continuing to increase our net asset value.

                       NET ASSET   DIVIDENDS   DISTRIBUTIONS
                         VALUE     PER SHARE     PER SHARE     TOTAL
                       ---------   ---------   -------------   -----
1996                    $10.26       $0.48         $0.00       $0.48
1997                    $10.52       $0.53         $0.05       $0.58
1998                    $10.52       $0.58         $0.00       $0.58
1999                    $11.46       $0.58         $0.50       $1.08
2000                    $11.51       $0.49         $0.25       $0.74
                                                               -----
2001                    $12.07
Total                                                          $3.46
                                                               =====

     For those of you who have owned our stock since 1996, your average annual yield has been approximately 8%. Looking at it a different way, your cost basis in the stock has been reduced by the $3.46 per share you have received in dividends and distributions.

     We continue to develop and build new properties and it is the addition of these new properties to our portfolio that creates an increasing net asset value. As shown on the following page, we have redeployed the net cash proceeds of $5.9 million from the sale of Rosewood Plantation into four new properties. These include: the Addison Place Shoppes, a 47,000 square foot retail center located in front of Addison Place; a 9.5-acre site located directly across Jones Bridge Road from Addison Place on which we intend to build 80 townhouses; 10.7 acres located adjacent to our Highland Park community on which we intend to start construction on 220 apartments; and, a 3.9-acre site located at the intersection of Roswell Road and Northridge Parkway on which we are building a 39,000 square foot office building that will include our corporate headquarters.

     We believe that these four new properties, along with our Charlotte and Old Norcross communities currently under construction, will continue to increase our net asset value over the next twelve months.

/s/ CHARLES R. ELLIOTT
Charles R. Elliott
Chief Financial Officer

July 10, 2001

                         ROBERTS REALTY INVESTORS, INC.
                                NET ASSET VALUE
                                 JUNE 30, 2001


                                                    ADDISON       BRADFORD                     HIGHLAND      PLANTATION
                                                     PLACE          CREEK       CRESTMARK        PARK          TRACE
                                                  ------------   -----------   ------------   -----------   ------------
Gross Potential Income (current rents)            $  5,797,250   $ 2,209,416   $  3,465,252   $ 2,305,570   $  2,871,372
Add: Water Sub-metering Income                         120,000        50,067         90,434        56,441         84,898
Add: Cable Income                                       18,000        68,916        130,662         9,415              0
Add: Garage and Storage Income                               0             0         25,770             0         27,504
Add: Other Income                                      101,000        46,100        101,342        49,937         56,455
Less: 5% Vacancy Loss                                 (301,813)     (118,725)      (190,673)     (121,068)      (152,011)
                                                  ------------   -----------   ------------   -----------   ------------
Effective Gross Income                               5,734,438     2,255,774      3,622,787     2,300,295      2,888,218

Salaries and benefits                                  420,000       177,214        358,920       184,319        264,153
Utilities                                              242,000       173,680        286,886       109,758        158,697
Maintenance and repairs                                152,000        60,550        142,224        68,746        148,272
Landscaping                                            105,000        66,167         74,593        58,705         66,430
Advertising and promotion                               75,000        58,833         82,509        38,186         40,981
Administrative                                          62,000        31,442         45,121        28,934         38,941
Property insurance                                      46,000        19,824         31,183        19,183         25,348
Property tax expense                                   445,000       178,000        231,000       207,000        226,000
Management fee                                         172,033        67,673        108,684        69,009         86,647
Capital Replacement Reserves                            80,600        36,000        100,200        37,600         46,400
                                                  ------------   -----------   ------------   -----------   ------------
Total Operating Expenses                             1,799,633       869,383      1,461,320       821,440      1,101,869

Net Operating Income                                 3,934,804     1,386,391      2,161,467     1,478,855      1,786,349
                                                  ------------   -----------   ------------   -----------   ------------
Capitalization Rate                                       8.50%         8.50%          8.75%         8.50%          8.50%

ASSET VALUE                                       $ 46,292,000   $16,310,000   $ 24,702,000   $17,398,000   $ 21,016,000
Less: Mortgage Loans Outstanding                   (31,943,985)   (8,132,498)   (15,485,457)   (7,685,566)   (11,563,548)
Less: Line of Credit and Other Liabilities
Add: Construction in Progress
Less: Construction Loans Outstanding
                                                  ------------   -----------   ------------   -----------   ------------
Equity                                            $ 14,348,015   $ 8,177,502   $  9,216,543   $ 9,712,434   $  9,452,452

Shares and Units Outstanding

NET ASSET VALUE PER SHARE AND UNIT

The accompanying assumptions are an integral part of our Net Asset Value schedule.

                                                                           ADDISON      ADDISON      NORTHRIDGE
      PRESTON         RIVER          OLD                     NORTHRIDGE     PLACE        PLACE         OFFICE
        OAKS          OAKS        NORCROSS      CHARLOTTE     MIDRISE     TOWNHOUSES    SHOPPES       BUILDING        TOTAL
    ------------   -----------   -----------   -----------   ----------   ----------   ----------   ------------   ------------
    $  2,756,328   $ 2,540,472                                                                                     $ 21,945,660
          64,546        70,739                                                                                          537,125
          10,989             0                                                                                          237,982
               0             0                                                                                           53,274
          45,235        64,337                                                                                          464,406
        (143,855)     (133,777)                                                                                      (1,161,922)
    ------------   -----------   -----------   -----------   ----------   ----------   ----------   ------------   ------------
       2,733,243     2,541,771                                                                                       22,076,525

         192,808       273,393                                                                                        1,870,807
         114,277       135,650                                                                                        1,220,948
          86,757        89,110                                                                                          747,659
          57,317        62,904                                                                                          491,116
          39,619        45,928                                                                                          381,056
          34,545        23,376                                                                                          264,359
          21,544        22,634                                                                                          185,716
         235,000       203,000                                                                                        1,725,000
          81,997        76,253                                                                                          662,296
          42,600        43,200                                                                                          386,600
    ------------   -----------   -----------   -----------   ----------   ----------   ----------   ------------   ------------
         906,464       975,448                                                                                        7,935,557

       1,826,779     1,566,322                                                                                       14,140,968
    ------------   -----------   -----------   -----------   ----------   ----------   ----------   ------------   ------------
            8.50%         8.50%                                                                                            8.54%

    $ 21,492,000   $18,427,000                                                                                     $165,637,000
     (12,649,166)   (8,772,623)                              (3,000,000)                                            (99,232,843)
                                                                                                                     (4,088,687)
                                   6,738,506     8,025,437    5,337,491   1,447,842     4,360,190      2,179,782     28,089,248
                                  (2,488,506)                                                           (859,782)    (3,348,288)
    ------------   -----------   -----------   -----------   ----------   ----------   ----------   ------------   ------------
    $  8,842,834   $ 9,654,377   $ 4,250,000   $ 8,025,437   $2,337,491   $1,447,842   $4,360,190   $  1,320,000   $ 87,056,430

                                                                                                                      7,213,394

                                                                                                                         $12.07

ASSUMPTIONS FOR NET ASSET VALUE TABLE

The following assumptions explain in detail our belief that the net asset value of our real estate assets is $12.07 per share as of June 30, 2001. The real estate industry is dynamic and dependent on economic and financial cycles, and events and circumstances frequently do not occur as expected. Consequently, there will usually be differences between our key assumptions and the actual results, and those differences may be material. The net asset value is based on our best estimates at this time and has not been reviewed by an independent third party or by our independent auditors.

GROSS POTENTIAL INCOME
For Addison Place, Bradford Creek, Crestmark, Highland Park, Plantation Trace, Preston Oaks, and River Oaks, (the "existing communities"), we derived these figures by using the existing contractual rents as of June 30, 2001. At Addison Place, the 285-unit second phase is in its initial lease-up phase and is 48% occupied at June 30, 2001. We derived the gross potential income figure for the second phase of Addison Place by using our current lease-up rents as of June 30, 2001.

WATER SUB-METERING INCOME
For the existing communities, this figure is based on actual water sub-metering income for the six months ended June 30, 2001, and then annualizing for twelve months. For Addison Place, we derived this figure by assuming individual resident water consumption averages $25 per month or $300 per year, which is consistent with the usage at our other existing communities.

CABLE INCOME
For the existing communities, this figure is based on actual cable income for the six months ended June 30, 2001, and then annualizing for twelve months. For Addison Place, this figure is based on our best estimate of annual cable income. For Plantation Trace and River Oaks, there is no cable income.

GARAGE AND STORAGE INCOME
For Crestmark and Plantation Trace, this figure is based on actual garage and storage income for the six months ended June 30, 2001, and then annualizing for twelve months. For Addison Place, Bradford Creek, Highland Park, Preston Oaks, and River Oaks, there is no garage or storage income.

OTHER INCOME
For the existing communities, this figure is based on actual other income for the six months ended June 30, 2001, and then annualizing for twelve months. For Addison Place, this figure assumes other income of $250 per unit, which we believe is appropriate for this purpose based on our experience at our other existing communities.

5% VACANCY LOSS
For the existing communities, we derived this figure by multiplying the sum of gross potential income, water sub-metering income, cable income, garage and storage income, and other income by 5%, a standard vacancy factor used in the real estate industry, which we believe is appropriate for this purpose.

EFFECTIVE GROSS INCOME
We derived this figure by adding gross potential income, water sub-metering income, cable income, garage and storage income, and other income and subtracting the vacancy loss.

OPERATING EXPENSES
For the existing communities, these figures (except for property taxes, management fees, and capital replacement reserves) are based on actual operating expenses for the six months ended June 30, 2001, and then annualizing for twelve months. For Addison Place, these figures are based on our best estimate of annual operating expenses. For the existing communities, property taxes for the 2001 tax year are based on our best estimate using the most current information available to us at June 30, 2001.

MANAGEMENT FEES
For the existing communities, we derived this figure by multiplying effective gross income by 3%, a standard management fee factor, which we believe is appropriate for this purpose. We manage our own communities and do not pay any management fees to a third party.

CAPITAL REPLACEMENT RESERVES
For Addison Place, Bradford Creek, Highland Park, Plantation Trace, Preston Oaks, and River Oaks, we derived this figure by multiplying the total number of apartment homes by $200, which is our best estimate of the cost of capital improvements. For Crestmark, we used $300 per apartment home.

NET OPERATING INCOME
We derived this figure by subtracting operating expenses, management fees and capital replacement reserves from effective gross income.

CAPITALIZATION RATE
Capitalization is the process by which net operating income is converted to a value. Capitalization rates reflect the relationship between net annual operating income and the value of receiving that current and probable future income stream during a certain projection period or remaining economic life. We believe that sales of comparable properties support the capitalization rate of 8.5% used for Addison Place, Bradford Creek, Highland Park, Plantation Trace, Preston Oaks, and River Oaks, and the capitalization rate of 8.75% used for Crestmark.

ASSET VALUE
We derived this figure by dividing the net operating income by the capitalization rate. This value does not include the costs of disposition and the partnership profits interest, which we estimate to be approximately $0.80 per share in total.

MORTGAGE LOANS OUTSTANDING
For the existing communities, this figure represents the actual indebtedness as of June 30, 2001.

LINE OF CREDIT AND OTHER LIABILITIES
This figure represents the net cash required to pay our outstanding operating expenses and line of credit at June 30, 2001.

CONSTRUCTION IN PROGRESS
This figure represents the sum of land, development, and construction costs incurred as of June 30, 2001.

CONSTRUCTION LOAN OUTSTANDING
This figure represents the amount of the construction loan outstanding at June 30, 2001.

EQUITY
We derived this figure by subtracting mortgage loans outstanding, line of credit and other liabilities, and construction loan outstanding from the asset value and adding construction in progress.

NET ASSET VALUE PER SHARE
We derived this figure by dividing the equity by the 7,213,394 aggregate shares and units outstanding as of June 30, 2001.

SHAREHOLDER INFORMATION

OFFICERS
Charles S. Roberts
President and Chief Executive Officer

Charles R. Elliott
Secretary and Chief Financial Officer

BOARD OF DIRECTORS
Charles S. Roberts
President and Chief Executive Officer

Charles R. Elliott
Chief Financial Officer

James M. Goodrich
Consulting Engineer

Dennis H. James
Managing Director
L.J. Melody & Company

Wm. Jarell Jones
Attorney and Certified Public Accountant

Ben A. Spalding
Private Investor

George W. Wray
Private Investor

CORPORATE HEADQUARTERS
Roberts Realty Investors, Inc.
8010 Roswell Road
Suite 120
Atlanta, Georgia 30350
Telephone: (770) 394-6000

MEMBER
National Association of Real Estate Investment Trusts, Inc.

PRIMARY BANKING RELATIONSHIPS
First Union National Bank
999 Peachtree Street
Atlanta, Georgia 30374

Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

TRANSFER AGENT
First Union National Bank
Shareholder Services
1525 West W.T. Harris Boulevard
Charlotte, North Carolina 28288-1153
Telephone: (800) 829-8432

GENERAL COUNSEL
Holt Ney Zatcoff & Wasserman, L.L.P.
100 Galleria Parkway, Suite 600
Atlanta, Georgia 30339

SECURITIES COUNSEL
Nelson Mullins Riley & Scarborough, L.L.P.
999 Peachtree Street
Suite 1400
Atlanta, Georgia 30309

INDEPENDENT AUDITORS
Arthur Andersen LLP
133 Peachtree Street
Suite 2500
Atlanta, Georgia 30303

STOCK TRADING INFORMATION
The common shares of Roberts Realty Investors, Inc. trade on the American Stock Exchange (AMEX) under the symbol "RPI."

This letter and the accompanying net asset value report to shareholders contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although we believe the expectations reflected in the forward-looking statements are based on reasonable assumptions, our actual results could differ materially from those described in the foward-looking statements. Certain factors that might cause such a difference include, but are not limited to, the following: occupancy rates and rents may be adversely affected by local economic and market conditions in Atlanta and Charlotte; the Atlanta and Charlotte markets may become overbuilt with multifamily apartments; construction costs of a new community may exceed original estimates; construction and lease-up of new communities in Atlanta and Charlotte may not be completed on schedule; and financing may not be available or, if available, not on favorable terms.

                         ROBERTS REALTY INVESTORS, INC.

       ------------------------------------------------------------------

                               8010 Roswell Road

                                   Suite 120

                             Atlanta, Georgia 30350

                           Telephone: (770) 394-6000

                Creating Communities for Superior Lifestyles(TM)